EXHIBIT 99.2

The expenses to be incurred by HCP in connection with sale of shares of common stock, par value $1.00 per share, pursuant to a Registration Statement on Form S-3 (File No. 333-137225) and a related Prospectus Supplement to be filed on the date hereof with the Securities and Exchange Commission are estimated to be as follows:

Estimated Fees
SEC registration fee	$14,618.58
Printing and engraving costs	$0.00
Accounting fees and expenses	$0.00
Legal fees and expenses	$30,000.00
Miscellaneous	$5,000.00
Total	$49,618.58